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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported): September 21, 2007
                              (September 21, 2007)


                        ACE MARKETING & PROMOTIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    NEW YORK
            (State or jurisdiction of incorporation or organization)

                                    000-51160
                            (Commission File Number)

                                   11-3427886
                     (I.R.S. Employer Identification Number)

                  457 ROCKAWAY AVENUE, VALLEY STREAM, NY 11582
               (Address of principal executive offices (Zip Code)

                  Registrant's telephone number: (516) 256-7766


          --------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))


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Item 1.01  MATERIAL DEFINITIVE AGREEMENT

        On March 1, 2005, the Registrant entered into three-year employment contracts with each of Dean L. Julia, its Chief Executive Officer, and Michael
D. Trepeta, its President. On September 21, 2007, the Registrant amended the employment contracts of each of Messrs. Julia and Trepeta to expire on February 28, 2011 and to provide for the following additional provisions:

               o Continuation of current annual salary with scheduled salary increases of $24,000 per annum to occur on every anniversary date of the contract and extension thereof commencing on March 1, 2008;

               o A signing bonus of options to purchase 150,000 shares granted to each executive which is fully vested at the date of grant and exercisable at $1.20 per share through August 22, 2017;

               o Ten-year options to purchase 50,000 shares of Common Stock to be granted at fair market value on each anniversary date of the contract and extension thereof commencing March 1, 2008; and

               o Termination pay of one-year base salary based upon the scheduled annual salary of each executive officer for the next contract year, plus the amount of bonuses paid (or entitled to be paid) to the executive for the current fiscal year or the preceding fiscal year, whichever is higher.


Exhibit 99.1 provides a copy of the press release announcing the foregoing amendments to the employment contracts of Messrs. Julia and Trepeta. Exhibits
10.1 and 10.2 provide copies of the amendments to their contracts.

Item 7.01 REGULATION FD DISCLOSURE.

         Reference is made to the press releases appended hereto as Exhibit 99.1 and Exhibit 99.2.

Item 8.01 OTHER EVENTS.

         The Registrant announced today (see Exhibit 99.2) that its previously filed Registration Statement which registered for resale 951,575 shares of Common Stock and 475,788 shares issuable upon exercise of its Class C Warrants (exercisable at $1.75 per share) will become stale at the close of business on today's date. While investors who had registered securities may not utilize the Registration Statement and its accompanying Prospectus after today's date, the holders of these previously registered securities may sell shares of Common Stock as they become eligible for sale pursuant to Rule 144.


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Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT

10.1    Amendment to Dean L. Julia's employment agreement of March 1, 2005.

10.2    Amendment to Michael D. Trepeta's employment agreement of March 1, 2005.

99.1 Press Release dated September 21, 2007 regarding the amendments to the employment contracts of Messrs. Julia and Trepeta.

99.2 Press Release dated September 21, 2007, regarding a stale Prospectus that can no longer be used by selling security holdes.


                                    SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              ACE MARKETING & PROMOTIONS, INC.


Dated:  September 21, 2007                    BY: /S/ MICHAEL D. TREPETA
                                              ----------------------------------
                                              Michael D. Trepeta, President



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